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                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) / /

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                             XM Satellite Radio Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                54-1805102
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                        XM Satellite Radio Holdings Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                54-1878819
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1500 Eckington Place, NE
Washington, DC                                          20002-2194
(Address of principal executive offices)                (Zip code)

                                   ----------

                        12% Senior Secured Notes due 2010
                       (Title of the indenture securities)

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1.             GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
               TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------
         Name                 Address
-------------------------------------------------
     Superintendent of Banks of the State of          2 Rector Street, New York,
     New York                                         N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                      N.Y.  10045

     Federal Deposit Insurance Corporation            Washington, D.C.  20429

     New York Clearing House Association              New York, New York 10005
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     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(d).

     1.   A copy of the Organization Certificate of The Bank of New York
          (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
          Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of July, 2003.

                                         THE BANK OF NEW YORK

                                         By:   /s/ VAN K. BROWN
                                             ------------------
                                            Name:  VAN K. BROWN
                                            Title: VICE PRESIDENT

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

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
                                                                                       Dollar Amounts
                                                                                        In Thousands
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin....................                $     4,389,492
 Interest-bearing balances.............................................                      3,288,212
Securities:
 Held-to-maturity securities...........................................                        654,763
 Available-for-sale securities.........................................                     17,626,360
Federal funds sold in domestic offices.................................                      1,759,600
Securities purchased under agreements to
 resell................................................................                        911,600
Loans and lease financing receivables:
 Loans and leases held for sale........................................                        724,074
 Loans and leases, net of unearned
   income...............32,368,718
 LESS: Allowance for loan and
   lease losses............826,505
 Loans and leases, net of unearned
   income and allowance......................31,542,213
Trading Assets.........................................................                      7,527,662
Premises and fixed assets (including capitalized
 leases)...............................................................                        825,706
Other real estate owned................................................                            164
Investments in unconsolidated subsidiaries and
 associated companies..................................................                        260,940
Customers' liability to this bank on acceptances
 outstanding...........................................................                        225,935
Intangible assets
 Goodwill..............................................................                      2,027,675
 Other intangible assets...............................................                         75,330
Other assets...........................................................                      4,843,295
                                                                                       ---------------
Total assets...........................................................                $    76,683,021
                                                                                       ===============
LIABILITIES
Deposits:
 In domestic offices...................................................                $    33,212,852
 Noninterest-bearing.........................12,997,086
 Interest-bearing............................20,215,766
 In foreign offices, Edge and Agreement subsidiaries,
   and IBFs............................................................                     24,210,507

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
 Noninterest-bearing............................595,520
 Interest-bearing............................23,614,987
Federal funds purchased in domestic
 offices...............................................................                        375,322
Securities sold under agreements to repurchase.........................                        246,755
Trading liabilities....................................................                      2,335,466
Other borrowed money:
 (includes mortgage indebtedness and obligations
 under capitalized leases).............................................                        959,997
Bank's liability on acceptances executed and
 outstanding...........................................................                        227,253
Subordinated notes and debentures......................................                      2,090,000
Other liabilities......................................................                      5,716,796
                                                                                       ---------------
Total liabilities......................................................                $    69,374,948
                                                                                       ===============
Minority interest in consolidated
 subsidiaries..........................................................                        540,772

EQUITY CAPITAL
Perpetual preferred stock and related
 surplus...............................................................                              0
Common stock...........................................................                      1,135,284
Surplus................................................................                      1,056,295
Retained earnings......................................................                      4,463,720
Accumulated other comprehensive income.................................                       (112,002)
Other equity capital components........................................                              0
------------------------------------------------------------------------------------------------------
Total equity capital...................................................                      6,767,301
                                                                                       ---------------
Total liabilities minority interest and equity
 capital...............................................................                $    76,683,021
                                                                                       ===============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                             Directors
Alan R. Griffith